UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 2, 2012

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

4350 McKinley Street
Omaha, Nebraska	68112
(Address of principal executive offices)	(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Item 2.02                                   Results of Operations and Financial Condition

Ballantyne Strong, Inc. (the “Company”) issued a press release on May 3, 2012 with earnings information for the Company’s quarter ended March 31, 2012. The press release is furnished with this Form 8-K as Exhibit 99.1.

Item 5.07.                                Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 2, 2012.  There were issued and outstanding and entitled to vote at the Annual Meeting 14,264,538 shares of common stock.  There were present in person or by proxy, 7,378,616 shares representing approximately 52% of the common stock issued and outstanding and entitled to vote.  The matters set forth below were voted upon, with the results as indicated:

Proposal No. 1- Election of Directors:

The Inspector of Elections certified the following vote tabulations for the six nominees for election to the Board of Directors, all of whom were elected:

	For	Withheld	Broker Non- Vote

Gary L. Cavey	6,961,922	416,694	0
Samuel C. Freitag	6,963,512	415,104	0
Mark D. Hasebroock	6,814,204	564,412	0
Marc E. LeBaron	6,961,465	417,151	0
Donde Plowman	6,972,272	406,344	0
James C. Shay	6,972,672	405,944	0
William F. Welsh II	6,889,932	488,684	0

Proposal No. 2- Advisory Vote on Executive Compensation.

The Inspector of Elections certified the following advisory vote tabulations for the non-binding resolution to approve the compensation of the Company’s Named Executive Officers, as described in the Company’s Proxy Statement:

For	Against	Abstain	Broker Non- Vote
6,303,514	154,665	920,437	0

Item 8.01            Other Events.

On May 2, 2012, James C. Shay, was appointed Chairman of the Audit Committee of the Board of Directors.  Mr. Shay was elected to the Board at the 2012 Annual Meeting held that same date.  In addition, the Board has determined that Mr. Shay is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities and Exchange Commission.

Item 9.01            Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release with earnings information, dated May 3, 2012, issued by the Company.

The information contained in this Current Report under Item 2.02, including the exhibit referenced in Item 9.01, is being “furnished” pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: May 4, 2012	By:	/s/ Mary A. Carstens
Mary A. Carstens
Secretary/Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Ballantyne Strong.Inc., dated May 3, 2012, reporting the Company’s financial results for the fiscal quarter ended March 31, 2012.